UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023 (August 22, 2023)

AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 000-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to
Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AMSWA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On August 22, 2023, American Software, Inc. (the “Registrant”) held its annual meeting of shareholders.  At the meeting, 27,983,803 Class A shares and 1,821,587 Class B shares were represented in person or by proxy, which constituted a quorum. Other than in the election of directors, in which holders of Class A shares and Class B shares vote as separate classes, each outstanding Class A share is entitled to a one-tenth vote per share and each outstanding Class B share is entitled to one vote per share on all matters brought before the Registrant’s shareholders. The final results for each matter submitted to the shareholders of the Registrant at the annual meeting are as follows:

1.            The following persons were duly elected as directors of the Registrant:

	Votes For	Votes Against	Votes Withheld	Broker Non- Votes
CLASS A DIRECTORS
H. Allan Dow W. Dennis Hogue	23,437,742 12,773,273	855,561 11,522,188	11,278 9,120	3,679,222 3,679,222
Thomas L. Newberry, V	22,580,162	1,715,419	9,000	3,679,222
CLASS B DIRECTORS
James C. Edenfield	1,821,587	0	0	0
Celena Matlock James B. Miller, Jr.	1,821,587 1,821,587	0 0	0 0	0 0
Matthew G. McKenna	1,821,587	0	0	0
Lizanne Thomas Nicole Wu	1,821,587 1,821,587	0 0	0 0	0 0

2.            The ratification of the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending April 30, 2024 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,589,774	28,964	1,230	0

3.            The resolution approving the compensation of the Registrant’s named executive officers, on an advisory basis, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,194,667	51,508	5,870	367,922

4.            The resolution approving the frequency of future advisory voting on the compensation of the Registrant’s named executive officers, on an advisory basis, was approved as follows:

1 year	2 years	3 years	Abstain	Broker Non-Votes
4,134,592	3,251	110,657	3,545	367,922

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2023

AMERICAN SOFTWARE, INC.
(Registrant)

By:	/s/ Vincent C. Klinges
Name: Vincent C. Klinges
Title: Chief Financial Officer